AETOS CAPITAL
                      THE AETOS CAPITAL INVESTMENT PROCESS







                             Our investment process

                                   is designed

                          with institutional standards

                                    in mind.















                    AETOS CAPITAL ABSOLUTE RETURN STRATEGIES



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Disciplined and Repeatable

WITH INSTITUTIONAL standards in mind, the Aetos Capital investment process integrates objective setting, fundamental research, manager evaluation, portfolio construction, monitoring and risk management. Incorporating the tenets of modern portfolio theory, this process is organized into six steps. We believe that our disciplined and repeatable process increases the likelihood of consistent investment results.

Our investment process
(a circular chart is depicted here)

The words "Client portfolio" are in the center of a circle surrounded by the phrases: Fundamental research; Portfolio framework; Portfolio objectives and structure; Manager identification and evaluation; Portfolio construction and optimization; and Portfolio monitoring.

1. Establish the portfolio framework
We classify strategies within the absolute return universe as either liquidity- or skill-driven, and determine those eligible for inclusion in our portfolios. This is based on our experience and insights into how returns are generated and what risks are taken in each investment strategy.

Our universe of strategies

Liquidity-driven                          Skill-driven

Capital structure arbitrage               Long/short equity
Event-driven arbitrage                    Quantitative strategies
Fixed income arbitrage                    Global TAA
Merger arbitrage              Multi-      Market Neutral
Distressed                    strategy    Sector funds
Convertible arbitrage
Statistical arbitrage

2. Undertake fundamental research
Through our independent research of market dynamics and key drivers of strategy performance, we develop forward-looking views of each strategy and set risk and return expectations.

Key drivers of strategy performance

STRATEGY                   SAMPLE PERFORMANCE DRIVERS
Arbitrage
   Event driven            M&A volume, spreads, regulatory issues
   Convertible             New issuance, volatility, spreads
Distressed securities      Bankruptcy volume, credit spreads, liquidity
Long/short equity          Earnings growth, market volatility, accounting issues

3. Define portfolio objectives and structure
With an understanding of each client's risk tolerance, return expectations and need for diversification, we determine allocation ranges for each component strategy. We utilize our flexible investment structure to design a portfolio that meets each client's unique and evolving objectives.

Sample portfolio guidelines

CATEGORY                                  GUIDELINES & OBJECTIVES
% Allocation firm                                  0-10%
% Allocation fund                                  0-7%
% Cash allocation                                  0-5%
Target volatility                                  5%-8%
Target return                                      8%-12%
Arbitrage                                          25%-60%
Market neutral                                     0-20%
Distressed investment                              0-25%
Long/short                                         10%-40%

                      THE AETOS CAPITAL INVESTMENT PROCESS

4. Identify and evaluate managers
Meticulous manager identification and evaluation reflect two decades of collective hedge fund experience. Our extensive network of industry contacts is critical to discovering top investment talent and independently validating manager information. We conduct regularly scheduled portfolio management group meetings and underscore our discipline by documenting all phases of manager due diligence.
Our process is further distinguished by a dedicated operational risk manager leading the evaluation of the underlying managers' business infrastructure and overall control and compliance environments.

Elements of manager evaluation
(a circular chart is depicted here)

The words "Investment manager" are surrounded by the following phrases:
Investment strategy; Strategy risks; Leverage; Scale and growth of assets; Legal terms; Partners (external); Investment record; Organizational stability & depth; Transparency; Pricing policies; Operational controls; and Professional background & experience.

5. Construct and optimize the portfolio
We construct portfolios that are diversified by strategy and manager using a blend of qualitative assessments and quantitative tools. Qualitative inputs include research-derived, forward-looking estimates of risk and return across the strategy universe. Quantitative inputs include portfolio simulations, scenario analysis and stress testing. We optimize each portfolio, measuring multiple factor exposures and the expected risk and returns of a range of allocations.

Portfolio construction
(a circular chart is depicted here)

The words "Portfolio construction" are surrounded by the following items, each item with an arrow pointing to the words "Portfolio construction": FUNDAMENTAL RESEARCH-M&A volume/Sector dispersion/Credit spreads/Valuations/Market opportunity/Annualized spreads/Volatility; RISK MANAGEMENT-Risk exposures, Liquidity, Manager correlations, Operational factors, Fund provisions, Strategy correlations; MANAGER
EVALUATION-Performance/Volatility/Strategy/Drift/Capacity/Leverage/
Organizational issues; and PORTFOLIO OBJECTIVES-Target return, Target volatility, strategy ranges.

6. Monitor portfolio
Portfolio monitoring is an integral component of our disciplined and repeatable investment process. We continually evaluate the opportunity set and risk profile of each strategy and perform ongoing due diligence on individual managers. Using this information, we rebalance portfolios to capture return opportunities and to act upon unintended exposures and uncompensated risks.

Monitoring

Environment - Volatility
              Liquidity
              Market

Strategy -    Risk/return
              Funds flows
              Correlation

Manager -     Organization
              Leverage, concentration, exposures
              Risk controls--portfolio and operational

Flexible Investment Structure

AETOS CAPITAL HAS DEVELOPED an institutional quality absolute return program designed to respond to the varying circumstances of our clients. Each investor's requirements and objectives are carefully assessed in order to determine the investment structure and portfolio composition that is best aligned with its needs.

Separate accounts utilizing direct
manager relationships
Clients requiring direct investment in the underlying managers may obtain a customized portfolio solution with relationships in excess of US$100 million. The number of managers in each portfolio will depend on the size and objectives of the mandate.

                               Investor guidelines

                                      Aetos
                               investment process

Arbitrage      Distressed           Long/short                   Market neutral
managers        managers             managers                        managers
 0-100%          0-100%                0-100%                        0-100%

Customized portfolios utilizing SEC-
registered vehicles*
Clients may achieve a customized portfolio solution implemented with investment in one or more of our four SEC-registered funds.

                               Investor guidelines

                                      Aetos
                               investment process

Multi-strategy         Distressed             Long/Short        Market Neutral
Arbitrage Fund       Investment Fund            Fund                Fund
    0-100%              0-100%                 0-100%               0-100%

Model portfolios utilizing SEC-registered vehicles:
Clients seeking broad exposure to absolute return strategies may select one of three model portfolios with a specific risk and return profile closest to their investment objectives.

Sample Allocations
(a bar chart is depicted here)

The words "TARGET RETURN" and an arrow pointing upward are located on the left side of bar chart and the words "TARGET STANDARD DEVIATION" and an arrow pointing to the right are located on the bottom of bar chart. The first bullet in the lowest location on bar chart reads: Conservative-Arbitrage 65%, Market neutral 20%, Long/short 15%, Distressed 0%. The second bullet in the next highest location on the bar chart reads: Balanced-Arbitrage 45%, Market neutral 15%, Long/short 30%, Distressed 10%. The third bullet in the highest location on the bar chart reads: Aggressive-Arbitrage 20%, Market neutral 10%, Long/short 50%, Distressed 20%.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in. Potential investors in absolute return vehicles are urged to familiarize themselves with these risks before investing.

*The Aetos Capital SEC-registered vehicles include Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC and Aetos Capital Market Neutral Strategies Fund, LLC (the "Funds"). Aetos Alternatives Management, LLC, a subsidiary of Aetos Capital, is the investment manager for the Funds.

For more complete information about the Funds, including information about charges, expenses and risk considerations, contact David Tonkovich at (212) 201-2532 for a Prospectus. Please read the Prospectus carefully before investing.

                               Aetos Capital, LLC
   375 Park Avenue /// New York, New York 10152 USA /// tel (212) 201-2500 ///
                               fax (212) 308-8865
              2180 Sand Hill Road /// Menlo Park, California 94025
                              www.aetoscapital.com

                           (C) 2003 Aetos Capital, LLC